UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 12, 2005

Accellent Corp.

(Exact Name of Registrant as Specified in Charter)

Colorado	333-118675	91-2054669
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West 7th Avenue, Suite 200, Collegeville, PA 19426-0992

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (610) 489-0300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

The Company previously reported the acquisition of the assets of Campbell Engineering, Inc. and certain real estate assets from the shareholders of Campbell Engineering, Inc. (referred to herein as the “Campbell Engineering, Inc. acquision” or “acquisition of Campbell Engineering, Inc.”) on Form 8-K filed with the Securities and Exchange Commission on September 16, 2005 and the acquisition of Machining Technology Group, LLC on Form 8-K filed with the Securities and Exchange Commission on October 11, 2005.  This current report on Form 8-K/A is being filed to amend each of Accellent Corp.’s initial current reports on Form 8-K filed on September 16, 2005 and October 11, 2005, solely for purposes of including in each of such initial current reports the financial statements and pro forma financial information required to be filed for each of the above described transactions by Item 9.01(a) and (b) of Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired.

(i)                                     The audited balance sheets of Campbell Engineering, Inc. as of December 31, 2004 and 2003, and the related statements of income, changes in stockholders’ equity and cash flows for the years then ended, together with the notes thereto and related report thereon of independent public accounting firm, are incorporated herein by reference to Exhibit 99.1.  The unaudited balance sheets of Campbell Engineering, Inc. as of June 30, 2005 and December 31, 2004, and the related unaudited statements of income, changes in stockholders’ equity and cash flows for the six months ended June 30, 2005 and 2004, together with the notes thereto, are also incorporated herein by reference to Exhibit 99.1.

(ii)                                  The audited balance sheets of Machining Technology Group, LLC as of December 31, 2004 and 2003, and the related statements of operations, members’ capital, and cash flows for the years then ended, together with the notes thereto and related report thereon of independent public accounting firm, are incorporated herein by reference to Exhibit 99.2.  The unaudited balance sheets of Machining Technology Group, LLC as of June 30, 2005 and December 31, 2004, and the related unaudited statements of operations, members’ capital and cash flows for the six months ended June 30, 2005 and 2004, together with the notes thereto, are also incorporated herein by reference to Exhibit 99.2.

(b)           Pro forma financial information.

The unaudited pro forma condensed consolidated financial statements of Accellent Corp. giving pro forma effect to each of the Campbell Engineering, Inc., Machining Technology Group, LLC and MedSource Technologies, Inc. acquisitions for the twelve month period ended December 31, 2004 and for the six month period ended June 30, 2005 are incorporated herein by reference to Exhibit 99.3.

(c)           Exhibits.

Exhibit No.	Exhibit Description

99.1

Audited financial statements of Campbell Engineering, Inc. as of and for the years ended December 31, 2004 and 2003, and the unaudited financial statements of Campbell Engineering, Inc. as of and for the six months ended June 30, 2005 and 2004.

99.2

Audited financial statements of Machining Technology Group, LLC as of and for the years ended December 31, 2004 and 2003, and the unaudited financial statements of Machining Technology Group, LLC as of and for the six months ended June 30, 2005 and 2004.

99.3

Unaudited pro forma condensed consolidated financial statements of Accellent Corp. giving pro forma effect to each of the Campbell Engineering, Inc. and Machining Technology Group, LLC acquisitions for the twelve month period ended December 31, 2004 and as of and for the six month period ended June 30, 2005.

99.4	Press release dated September 12, 2005 (previously filed as Exhibit 99.1 to Form 8-K filed on September 16, 2005).

99.5	Press release dated October 7, 2005 (previously filed as Exhibit 99.1 to Form 8-K filed on October 11, 2005).

99.6	Agreement and Plan of Merger, dated as of October 7, 2005, by and between Accellent Inc. and Accellent Acquisition Corp. (previously furnished as Exhibit 99.2 to Form 8-K filed on October 11, 2005).

99.7

Voting Agreement, dated as of October 7, 2005, by and among Accellent Inc., Accellent Acquisition Corp. and certain stockholders of Accellent Inc. (previously furnished as Exhibit 99.3 to Form 8-K filed on October 11, 2005).

99.8	Press release dated October 10, 2005 (previously furnished as Exhibit 99.4 to Form 8-K filed on October 11, 2005).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELLENT CORP.

Date: October 20, 2005	By:	/s/ Stewart A. Fisher
	Name:	Stewart A. Fisher
	Title:	Chief Financial Officer, Vice President, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1

Audited financial statements of Campbell Engineering, Inc. as of and for the years ended December 31, 2004 and 2003, and the unaudited financial statements of Campbell Engineering, Inc. as of and for the six months ended June 30, 2005 and 2004.

99.2

Audited financial statements of Machining Technology Group, LLC as of and for the years ended December 31, 2004 and 2003, and the unaudited financial statements of Machining Technology Group, LLC as of and for the six months ended June 30, 2005 and 2004.

99.3

Unaudited pro forma condensed consolidated financial statements of Accellent Corp. giving pro forma effect to each of the Campbell Engineering, Inc. and Machining Technology Group, LLC acquisitions for the twelve month period ended December 31, 2004 and as of and for the six month period ended June 30, 2005.

99.4	Press release dated September 12, 2005 (previously filed as Exhibit 99.1 to Form 8-K filed on September 16, 2005).

99.5	Press release dated October 7, 2005 (previously filed as Exhibit 99.1 to Form 8-K filed on October 11, 2005).

99.6	Agreement and Plan of Merger, dated as of October 7, 2005, by and between Accellent Inc. and Accellent Acquisition Corp. (previously furnished as Exhibit 99.2 to Form 8-K filed on October 11, 2005).

99.7

Voting Agreement, dated as of October 7, 2005, by and among Accellent Inc., Accellent Acquisition Corp. and certain stockholders of Accellent Inc. (previously furnished as Exhibit 99.3 to Form 8-K filed on October 11, 2005).

99.8	Press release dated October 10, 2005 (previously furnished as Exhibit 99.4 to Form 8-K filed on October 11, 2005).